UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2012

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	811-21765	34-2045907
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

125 West 55th Street
New York, New York 10019
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (800) 910-1434

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

A press release, dated November 1, 2012, is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit Number

99.1         Press Release, dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
Date: November 1, 2012	By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1        Press Release, dated November 1, 2012.